BROWN ADVISORY FUNDS

Brown Advisory Global Leaders Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Emerging Markets Select Fund
(each, a “Fund”)

Supplement dated February 28, 2019
to the Summary Prospectuses and Prospectus dated October 31, 2018

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (the “Board”) of Brown Advisory Funds, based on the recommendation of Brown Advisory LLC, the investment adviser to the Funds (the “Adviser”), the Board approved certain changes relating to the Funds, as described below:

1. Change in the Primary Benchmark Index for the Brown Advisory Global Leaders Fund

Effective immediately, the primary benchmark index for the Brown Advisory Global Leaders Fund has been changed to the FTSE All-World Index since the Fund’s former primary benchmark index, the Russell Global Large Cap Index, is being decommissioned by the sponsor of the index and is therefore no longer available for use.  Accordingly, the Adviser has selected as the new replacement benchmark index a comparable index included in the suite of indices sponsored by the Financial Times Stock Exchange Group (“FTSE”) which reflects the securities in which the Fund invests.

2. Change in the Primary Benchmark Index for the Brown Advisory Strategic Bond Fund

Effective immediately, the primary benchmark index for the Brown Advisory Strategic Bond Fund has been changed to the Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index, and the Fund’s former primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, will now be used as the Fund’s secondary benchmark index.  The Adviser has determined that the Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index better reflects the Fund’s investment strategy.

3. Change in the Primary Benchmark Index for the Brown Advisory Emerging Markets Select Fund

Effective immediately, the primary benchmark index for the Brown Advisory Emerging Markets Select Fund has been changed from the MSCI Emerging Markets Index to the FTSE Emerging Index since the Adviser has determined that the FTSE Emerging Index better reflects the securities in which the Fund invests.

Investors should retain this supplement for future reference